UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) April 20, 2004
                            Navigant Consulting, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                       0-28830                 36-4094854
(State of Other Jurisdiction           Commission             (IRS Employer
      of Incorporation)                File Number           Identification No.)

                       615 North Wabash, Chicago, IL 60611
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone number, including area code (312) 573-5600

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.           Financial Statements and Exhibits.

(c) Exhibits

Number            Description
-------           ------------------------------------------
99.1              Press Release dated April 20, 2004.


Item 12. Results of Operations and Financial Condition

Navigant Consulting, Inc. has reported its first quarter 2004 financial results. The Company's press release dated April 20, 2004 announcing the results for the first quarter 2004, is attached hereto as Exhibit 99.1.

                                   SIGNATURES



         Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Navigant Consulting, Inc.

Date:  April 20, 2004

By:      /s/ Ben W. Perks
         -------------------------------------
Name:    Ben W. Perks
Title:   Executive Vice President and
         Chief Financial Officer